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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             November 25, 2003


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

On November 24, 2003 CNA Financial Corporation issued a press release announcing the completion of CNA's previously announced sale of $750 million of its participating convertible preferred stock to Loews Corporation, the owner of approximately 90% of CNA's outstanding common stock. The press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1           CNA Financial Corporation press release, issued November 24,
               2003.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CNA FINANCIAL CORPORATION



Dated:  November 25, 2003                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer




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